Supplement dated December 8, 2006 to
            The Penn Street Fund, Inc. Prospectus dated March 1, 2006

This Supplement updates certain information contained in the currently effective Prospectus of The Penn Street Fund, Inc., dated March 1, 2006, and replaces all previous Prospectus supplements. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling toll free 1-866-207-5175.

Acquisition of Penn Street Advisors Sector Rotational Portfolio
---------------------------------------------------------------

The Board of Directors of The Penn Street Fund, Inc., a Maryland corporation (the "Penn Street Fund"), has approved the acquisition of the Penn Street Advisors Sector Rotational Portfolio series of the Penn Street Fund (the "Fund") by the MFS Sector Rotational Fund (the "MFS Fund"), a newly created series of MFS Series Trust XII, a Massachusetts business trust. The MFS Fund has an investment objective and investment strategies that are similar to those of the Fund.

The acquisition will require the approval of shareholders of the Fund. Accordingly, the Board has authorized Penn Street Fund management to schedule a meeting of shareholders of the Fund and to send a proxy statement to shareholders of record seeking their vote in connection with the shareholder meeting. The shareholder meeting is currently expected to be held in late December and Fund shareholders will receive proxy materials discussing the acquisition in greater detail.

If Fund shareholders approve the acquisition and the acquisition is completed, Fund shareholders will become shareholders of the MFS Fund. Following the proposed acquisition, Massachusetts Financial Services Company ("MFS") will serve as the investment adviser to the MFS Fund, and Valley Forge Capital Advisors, Inc., the Fund's current sub-adviser, will continue to provide day-to-day portfolio management as the sub-adviser of the MFS Fund. Fund shareholders will not incur sales charges in connection with the receipt of the MFS Fund shares. The acquisition is intended to be tax-free for federal income tax purposes, and no expenses of the acquisition will be borne by shareholders of the Fund.

Effective December 22, 2006, the Penn Street Advisors Sector Rotational Portfolio will be closed to new investors and to subsequent investments by existing shareholders of the Portfolio. Shareholders of the Penn Street Advisors Sector Rotational Portfolio who have elected to have their dividends and distributions automatically reinvested in additional shares of the Portfolio will continue to have their distributions automatically reinvested in additional shares of the Portfolio.

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Miscellaneous
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The information contained in the first paragraph under the heading "Who Manages the Portfolios - The Master Investment Advisor" on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

      "Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Advisor to each Portfolio. PSIA's address is 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. PSIA is a registered investment advisory firm founded in 2002. John G. Roman is the person primarily responsible for the day-to-day operations of PSIA. Mr. Roman is also the President of the Penn Street Funds and has served in this additional capacity since October 2005."

The information contained in the first and second paragraph under the heading "The Sub-Advisors - Sector Rotational Portfolio" on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

      "Valley Forge Capital Advisors, Inc. ("VFCA"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, serves as sub-advisor to the Sector Rotational Portfolio. VFCA provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. VFCA became a Registered Investment Advisor in January 2003. VFCA was appointed as sub-advisor to the Sector Rotational Portfolio in July 2003.

      G. Michael Mara is the person primarily responsible for the day-to-day management of the Sector Rotational Portfolio. Mr. Mara is the founder, President and controlling shareholder of VFCA. Mr. Mara formerly served as President of Penn Street Advisors, Inc., an investment advisory firm and wholly-owned subsidiary of Millennium Bank, from March 2000 to May 2002. Through different companies, Mr. Mara was a portfolio manager responsible for the Sector Rotational Portfolio's day-to-day investment activities since its inception in 2000. Before joining Millennium Bank, Mr. Mara was a principal with the Vanguard Fiduciary Trust Company from 1997 to 1999. From 1986 to 1997, Mr. Mara served in a number of increasingly responsible positions with Merrill Lynch, including positions as District Manager and Senior Vice President of Merrill Lynch Trust Company in San Francisco and National Sales Manager of Merrill Lynch Trust Company in Princeton, New Jersey. In all, Mr. Mara has been an investment professional for twenty years. Mr. Mara also serves as a director of PSIA, and is a trustee of the Quaker Investment Trust."

The information contained in the last sentence of the second paragraph under the heading "The Sub-Advisors - Select Equity Portfolio" on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

      "Mr. Kemmerer has served as a licensed Registered Securities Principal, OSJ Manager and an Investment Advisor Representative of Purshe, Kaplan and Sterling."

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The information contained in the last sentence of the paragraph under the heading "Financial Highlights" on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

      "The information for four of the past five years (10/31/2002 to 10/31/2005) has been audited by Briggs Bunting & Dougherty LLP ("BBD"), the Company's present Independent Registered Public Accounting Firm. Beard Miller Co. was the Company's auditor for the period ending 10/31/2001. BBD's report, along with each Portfolio's financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available free of charge upon request."